UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2021

SOBR SAFE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-53316	26-0731818
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

885 Arapahoe Road Boulder, CO 80302 (Address of principal executive offices) (zip code)

(844) 762-7723 (Registrant’s telephone number, including area code)

______________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Name of each exchange on which registered
None	None

SECTION 7 - Regulation FD

Item 7.01 Regulation FD Disclosure.

On February 10, 2021, we issued a press release announcing that SOBR Safe, Inc. was featured in a cover story in School BUSRide magazine’s February 2021 issue. A copy of the press release is furnished with this Current Report as Exhibit 99.1.

The article featuring SOBR Safe, Inc. can be viewed here: https://school-busride.com/sobrsafe-pioneers-alcohol-detection-for-bus-drivers/.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under such section, nor shall it be deemed incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

SECTION 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1*	Press Release dated February 10, 2021 issued by SOBR Safe, Inc. announcing that it was featured in a cover story in School BUSRide magazine’s February 2021 issue.

*Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOBR Safe, Inc.
a Delaware corporation

Dated: February 12, 2021	By:	/s/ David Gandini
David Gandini
	Its:	Chief Financial Officer

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